Exhibit 10.71(b)

AMENDMENT NO. 2 TO COMMERCIAL AGREEMENT
This Amendment No. 2 to the Commercial Agreement dated as of June 24, 2011, as amended as of September 28, 2011 (the “Commercial Agreement”) by and among Frontier Airlines, Inc. (the “Company”), Republic Airways Holdings Inc. (“Republic”) and FAPAInvest, LLC (“FAPAInvest”), is entered into as of December 30, 2011.
WHEREAS, the Company, Republic and FAPAInvest have entered into the Commercial Agreement; and
WHEREAS, the Company, Republic and FAPAInvest desire to further amend the Commercial Agreement;
NOW, THEREFORE, in consideration of the mutual premises contained herein and intending to be legally bound, the parties hereto hereby agree as follows:
1.    The first sentence of Paragraph C.5 of the Commercial Agreement is hereby amended and restated in its entirety to read as follows:

1	The following steps shall be taken no later than December 31, 2011 (except that the steps in Paragraph C.5.a shall be taken no later than January 31, 2012) so long as this Agreement is in effect:”
2.    Concurrently with the execution and delivery of this Amendment No. 2, for and in full consideration of the amendment contained herein, Republic is delivering to FAPAInvest a check (or other form of payment acceptable to FAPAInvest) in the amount of $100,000, or shall transfer such sum to the account of FAPAInvest by wire transfer, the receipt of which FAPAInvest hereby acknowledges.
3.    The Company and Republic hereby confirm that the steps specified in Paragraph C.5.b, Paragraph C.5.c and Paragraph C.5.d of the Commercial Agreement have been taken.
Except as expressly amended hereby, the Commercial Agreement remains in full force and effect.
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IN WITNESS WHEREOF, the Company, Republic and FAPAInvest have caused this Amendment No. 2 to the Commercial Agreement to be executed.

Date: December 30, 2011
FRONTIER AIRLINES, INC.

By: _____/s/ Jacalyn W. Peter ____________
Name: Jacalyn W. Peter
Title: Director of Human Resources and Labor Relations

REPUBLIC AIRWAYS HOLDINGS INC.

By: _____/s/ Bryan K. Bedford _____________
Name: Bryan K. Bedford
Title: President and Chief Executive Officer

FAPAINVEST, LLC

By: _____/s/ Jeffrey Thomas _______________
Name: Jeffrey Thomas
Title: Manager